EXHIBIT 4 - Interim Financial Statements

The financial statements included herein have been prepared by Interiors, Inc. without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of management, these statements include all adjustments necessary to present fairly the financial condition of the Acquired Company (Henlor, Inc.) as of February 28, 1998 and the results of operations for the seven month period then ended and the seven month period ended February 28, 1997.

The Acquired Company's results of operations during the seven months ended February 28, 1998 are not necessarily indicative of any future results. It is suggested that the financial statements included in this report be read in conjunction with the financial statements and notes thereto in the Acquired Company's Annual Report for the fiscal period ended July 31, 1997.

INTERIM FINANCIAL STATEMENTS FOR HENLOR, INC. AND SUBSIDIARIES DBA VANGUARD STUDIOS
BALANCE SHEET                                                                                      2/28/98
                                                                                                    $(000)
ASSETS
CURRENT ASSETS:
  Cash                                                                                         $         -
  Accounts receivable, net                                                                           2,077
  Inventories                                                                                        1,668
  Other current assets                                                                                 128

    Total current assets                                                                             3,873

PROPERTY AND EQUIPMENT, at cost
  Machinery and equipment                                                                              989
  Furniture and fixtures                                                                               345
  Leasehold improvements                                                                               691

    Total property and equipment                                                                     2,026

     Less-Accumulated depreciation                                                                   1,782

      Net property and equipment                                                                       244

OTHER ASSETS                                                                                           152

  Total assets                                                                                     $ 4,269


LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Notes payable & current maturities of LTD                                                       $ 2,642
   Accounts payable and accrued liabilities                                                          1,282

     Total current liabilities                                                                       3,924

NON-CURRENT LIABILITIES:
   Notes & Loans Payable                                                                               103
   Due to related parties                                                                              294

     Total non-current liabilities                                                                     397

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
   Common Stock
   Additional paid-in-capital                                                                           90
   Retained deficit                                                                                  (142)

     Total stockholders' equity (deficit)                                                             (52)

     Total liabilities and stockholders' equity                                                   $  4,269


   The accompanying notes are an integral part of these financial statements

INTERIM FINANCIAL STATEMENTS FOR HENLOR, INC. AND SUBSIDIARIES DBA VANGUARD STUDIOS

STATEMENTS OF OPERATIONS                                                    7mo. to 2/98       7mo. to 2/97
                                                                                  $(000)             $(000)

SALES AND OTHER REVENUES:                                                 $        7,832      $       7,320

EXPENSES:
      Cost of goods sold                                                           5,205              4,586

      Selling, general, and administrative                                         2,573              2,416


    Total Expenses                                                                 7,778              7,002


      Income (loss) from operations                                                   54                318

OTHER INCOME (EXPENSE), Net                                                           (3)               142

INTEREST INCOME (EXPENSE), Net                                                      (217)              (269)


    Income (Loss) from operations
         before  provision for taxes                                                (166)               191

PROVISION FOR TAXES                                                         $           -     $           3

     Net Income (loss) from operations                                      $       (166)     $         188

EXTRAORDINARY ITEM, extinguishment of debt                                            80                184
     Net Income (Loss)                                                      $        (86)     $         372

STATEMENTS OF CASH FLOWS

OPERATING ACTIVITIES:
      Net Income (Loss)                                                     $        (86)     $         372
      Gain on extinguishment of debt                                                 (80)              (184)
      Depreciation & Amortization                                                     52                 62
       (Increase) Decrease in Current Assets                                          78                626
       Increase (Decrease) in Current Liabilities                                    (61)              (252)

Net Cash (used) provided by Operating                                                (97)               624

INVESTING ACTIVITIES:
      (Acquisition) Sale of Fixed Assets                                             109                (87)
      (Increase)Decrease in Other Assets                                             (20)                14

Net Cash (used) provided by Investing                                                 89                (73)

FINANCING ACTIVITIES
       Net Credit line borrowing                                                     328               (323)
       Debt Repayments                                                              (388)              (132)

Net Cash used in Financing Activities                                                (60)              (455)

Increase (decrease) in Cash                                                          (68)                96

CASH - beginning                                                                      68                 18
CASH - end of period                                                         $         -       $        114


The accompanying notes are an integral part of these financial statements
                                                                              3

INTERIM FINANCIAL STATEMENTS FOR HENLOR, INC. AND SUBSIDIARIES DBA VANGUARD STUDIOS

1.   BASIS OF PRESENTATION

The financial statements included herein have been prepared by the Company without audit, in accordance with generally accepted accounting principles, and pursuant to the rules and regulations of the Securities and Exchange Commission. All adjustments (of normal recurring nature) which are, in the opinion of management, necessary for a fair presentation of the results of the interim period have been included. The results of operations for the seven months ended February 28, 1998 are not necessarily indicative of those to be expected for the entire year.

2.   NOTES PAYABLE - Related parties

At February 28, 1998, the Company had aggregate Notes payable - related parties of approximately $294,000. These notes were repaid as part of the acquisition of the company by Interiors, Inc. on March 10, 1998.


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